UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

175 Technology Drive, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On September 28, 2021, Netlist, Inc. (the “Company”, “we”, “us” and “our”) entered into a purchase agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has agreed to purchase from us, at our direction from time to time, in our sole discretion, from and after the date of this report and over a period of up to 36 months thereafter, shares of our common stock having a total maximum aggregate purchase price to Lincoln Park of $75,000,000 (the “Purchase Shares”), upon the terms and subject to the conditions and limitations contained in the Purchase Agreement. Concurrently with the execution of the Purchase Agreement on September 28, 2021, we also entered into a registration rights agreement (the “Registration Rights Agreement”) with Lincoln Park, relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the offer and sale of the securities that have been and may be issued and sold by us to Lincoln Park, from time to time in our sole discretion, from and after the date of this report, under the Purchase Agreement and to take such other specified actions to maintain such registration under the Securities Act.

The offer and sale of the securities that may be issued and sold by us to Lincoln Park under the Purchase Agreement, and the resale of such securities by Lincoln Park, are being made pursuant to a prospectus supplement, dated September 28, 2021, and an accompanying base prospectus forming a part of the Company’s automatic shelf registration statement on Form S-3 (File No. 333-259838) that became effective automatically upon filing with the Securities and Exchange Commission (the “SEC”) on September 28, 2021, prior to our execution of the Purchase Agreement and Registration Rights Agreement.

We may, from time to time and at our sole discretion, direct Lincoln Park to purchase shares of our common stock upon the satisfaction of certain conditions set forth in the Purchase Agreement at a purchase price per share based on the market price of our common stock at the time of sale as computed under the Purchase Agreement. There is no upper limit on the price per share that Lincoln Park could be obligated to pay for common stock under the Purchase Agreement. We will control the timing and amount of any sales of our common stock to Lincoln Park, and Lincoln Park has no right to require us to sell any shares to it under the Purchase Agreement. Actual sales of shares of common stock to Lincoln Park under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of our common stock and determinations by the Company as to available and appropriate sources of funding for the Company and its operations. Lincoln Park may not assign or transfer its rights and obligations under the Purchase Agreement.

The Purchase Agreement prohibits us from directing Lincoln Park to purchase any shares of our common stock if those shares of our common stock, when aggregated with all other shares of our common stock then beneficially owned by Lincoln Park and its affiliates, would result in Lincoln Park having beneficial ownership of more than 9.99% of the outstanding shares of our common stock, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Rule 13d-3 thereunder.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and Lincoln Park, limitations and conditions regarding sales of Purchase Shares, indemnification rights and other obligations of the parties. The Company has the right to terminate the Purchase Agreement at any time, at no cost or penalty. Pursuant to the terms of the Purchase Agreement, on the date of this report, we are issuing 218,750 shares of our common stock (the “Initial Commitment Shares”) to Lincoln Park as an initial fee for its commitment to purchase shares of our common stock under the Purchase Agreement, and we have agreed to issue to Lincoln Park as an additional fee up to 143,750 shares of our common stock (the “Additional Commitment Shares”) on a pro rata basis upon each purchase by Lincoln Park of Purchase Shares from us under the Purchase Agreement, up to an aggregate number of Purchase Shares having a total maximum aggregate purchase price to Lincoln Park equal to its $75,000,000 total aggregate purchase commitment under the Purchase Agreement, if and when we determine, in our sole discretion, to sell such Purchase Shares to Lincoln Park under the Purchase Agreement.The Company will not receive any cash proceeds from the issuance of the Initial Commitment Shares to Lincoln Park on the date of this report, or from the issuance to Lincoln Park of the Additional Commitment Shares that may be issued on a pro rata basis upon purchases by Lincoln Park of Purchase Shares that we may elect to issue and sell to Lincoln Park under the Purchase Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock, nor shall there be any sale of shares of common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Purchase Agreement and Registration Rights Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement and the transactions contemplated thereby are qualified in their entirety by reference to such Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
1.1	Purchase Agreement, dated as of September 28, 2021, between Netlist, Inc. and Lincoln Park Capital Fund, LLC

1.2	Registration Rights Agreement, dated as of September 28, 2021 between Netlist, Inc. and Lincoln Park Capital Fund, LLC

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

104	104 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

September 28, 2021	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President and Chief Financial Officer